As filed with the Securities and Exchange Commission on April 23, 2013

Registration Nos. 333-123756
811-21742

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 9	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 10	[X]

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

55 Broadway, New York, New York 10006
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
55 Broadway
New York, New York 10006
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006-1600
Attn: Diane Ambler, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2013 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First  Investors Life Separate Account E under variable life insurance policies.

SPVL
A Modified Single Premium Variable Life Insurance Policy

Offered by First Investors Life Insurance Company
Through First Investors Life Separate Account E
55 Broadway, New York, New York 10006/ (800) 832-7783

This prospectus describes an individual Modified Single Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company ("First Investors Life," "We," "Us" or "Our") through First Investors Life Separate Account E. We refer to this Policy as "SPVL", “You” and “Your” refer to a prospective or existing owner of a Policy.

In the Commonwealth of Massachusetts only, the Policy described in the Prospectus is named the “Limited Flexible Premium Variable Life Insurance Policy”. Therefore, for offerees who reside in the Commonwealth of Massachusetts, all references in the Prospectus to “Single Premium Variable Life Insurance Policy”, “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Limited Flexible Premium Variable Life Insurance Policy”. In the state of Nebraska only, the Policy described in the Prospectus is named the “Flexible Premium Variable Life Insurance Policy”. Therefore, for offerees who reside in the state of Nebraska, all references in the Prospectus to the “Single Premium Variable Life Insurance Policy”, “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Flexible Premium Variable Life Insurance Policy”.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying or taking action under a Policy. The premiums under this Policy are invested in Subaccounts of Separate Account E that invest in corresponding Funds of the First Investors Life Series Funds (“Life Series Funds”). This prospectus is valid only when attached to the current prospectus for the Life Series Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of Subaccounts of Separate Account E. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this prospectus is May 1, 2013.

CONTENTS

SUMMARY OF BENEFITS AND RISKS	2
POLICY BENEFITS	2
POLICY RISKS	3
Insurance Charges	3
Surrender Charges	3
Investment Risks	3
FEE TABLES	5
DESCRIPTION OF THE POLICY	9
Who We Are - First Investors Life	9
How to Contact Us	9
How the Policy Works	12
What are Our Policies on Frequent Reallocations Among Subaccounts?	15
What Are the Risks to Policyowners of Frequent Reallocations?	16
The Death Benefit	16
Accumulation Value	18
Deduction of Cost of Insurance Protection From Accumulation Value	19
Policy Loans	21
Settlement Options	21
OTHER PROVISIONS	22
Ownership	22
Beneficiary	23
Grace Period	24
Incontestability	24
Reinstatement	25
Processing Transactions	26
CHARGES AND EXPENSES	26
Transaction Fees	26
Periodic Charges Deducted from the Subaccount Value	29
Cost of Insurance Protection Charge	29
Separate Account Charge	29
Deductions from the Funds	30
FEDERAL TAX INFORMATION	31
OTHER INFORMATION	34

SUMMARY OF BENEFITS AND RISKS

This summary outlines important benefits and risks associated with the Policy which You should consider before You make a decision to purchase a Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS
Permanent Insurance Protection
The Policy is designed to provide You with permanent insurance protection. You pay a single premium that is based on the minimum death benefit You want and the underwriting classification of the person whose life You are insuring (the “Insured”). Policies issued before 10/1/2008 remain in force to maturity at age 100 of the Insured, unless You choose to surrender Your Policy or it lapses because You have taken policy loans. Policies issued on and after 10/1/2008 remain in force to maturity at age 121 of the Insured, unless You choose to surrender Your Policy or it lapses because You have taken policy loans, see Risk of Lapse from Policy Loans. You could cause Your Policy to lapse, if, after taking a loan from the Policy, You fail to maintain the value of Your Policy at certain prescribed minimum levels.

The Policy allows You to pay one additional premium each year subject to certain limitations. This allows You to increase Your permanent insurance protection as Your circumstances change. Upon the death of the Insured, the Policy’s death benefit will be paid to Your named beneficiary. The amount of the death benefit may increase or decrease from the initial “Face Amount” that is set forth in Your Policy. Any such increases or decreases are based on a number of factors, including the investment experience of the investment Subaccounts You select and the credited interest in the Fixed Account if chosen. However, the death benefit proceeds are guaranteed never to be less than the Policy’s Guaranteed Minimum Death Benefit Amount, reduced by any outstanding Policy loans and accrued loan interest.

Investment Options
You may allocate Your premiums to any of the 12 Subaccounts of Separate Account E and the Fixed Account. However,  no more than 50% of Your premiums may be allocated to the Fixed Account. Each allocation must be a multiple of 1% of the premium. The Subaccounts invest in corresponding funds (“Funds”) of the Life Series Funds. Each Fund underlying the Subaccount is a professionally managed mutual fund with its own investment objectives, strategies and risks.

The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Accumulation Value and Variable Death Benefit will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account. You may change Your allocation of future additional premiums subject to certain limitations described later in this prospectus. You may also change the allocation of Accumulation Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Allocations of Accumulation Values (i.e., “transfers”) are subject to certain conditions and restrictions described elsewhere in this prospectus.

Tax Benefits
Generally, under current tax law:

■           any growth in the Policy’s Accumulation Value is not subject to federal income tax until You withdraw it through a surrender or a Policy loan;

■           the death benefit paid to Your named beneficiary is generally free of federal income tax; and

■           reallocations among Subaccounts and/or the Fixed Account are not taxable events for purposes of federal income tax.

Access to Your Cash Value
The Policy provides You with access to part or all of Your Accumulation Value through surrenders or Policy loans. A partial surrender, Policy loan or total surrender of a Policy is taxed as ordinary income to the extent that the Accumulation Value exceeds Your basis in the Policy (i.e., on an “income first” basis). Tax penalties may also apply to surrenders and loans. Surrenders are also subject to surrender charges for up to nine years after premiums are invested. Certain exceptions apply to the Surrender Charges as described in this prospectus.

The Net Surrender Value of the Policy is payable on the Maturity Date (when the Insured attains age 100 for Policies issued before 10/1/2008 and age 121 for Policies issued on and after 10/1/2008) if the Insured is still living and the Policy is in force. Upon maturity, the Policy terminates.

POLICY RISKS
Insurance Charges
Because of the insurance charges that We deduct each month (the “Monthly Deduction”), the Policy is not suitable for You unless You need life insurance. If You are solely seeking an investment offering tax-deferred growth potential, You should consider a different type of investment. We have the right to increase Our cost of insurance rates, including the rates on Policies that are already in force. We may not charge more, however, than the guaranteed maximum cost of insurance charge rates set forth in the Policy.

Surrender Charges
The Policy may also not be suitable if You plan to withdraw part or all of Your Accumulation Value within the first nine years after purchasing it. As described later in this prospectus, there are Surrender Charges on surrenders in excess of the “Preferred Surrender Amount” in effect for up to nine years after a premium is paid. The Policy, therefore, involves a long-term commitment on Your part. It should not be used as a short-term savings vehicle.

Investment Risks
The Policy is different from fixed-benefit life insurance, because You bear investment risks on that portion of the Policy’s Accumulation Value that is allocated to the Subaccounts. The death benefit and Accumulation Value will fluctuate as a result of, among other things, the investment experience of the Subaccounts You select. Insufficient investment returns may cause Your Accumulation Value to decrease. However, the Guaranteed Minimum Death Benefit is never reduced based on negative performance of the Subaccounts.

We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your premiums to the Fixed Account, the Fixed Account does not eliminate investment risks. Although We may pay interest above the guaranteed rate, We have no contractual obligation to do so.

Limitations on Reallocations
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. We limit the number of reallocations that You may make each year.

Tax Consequences of Surrenders and Policy Loans
Partial surrenders, total surrenders and Policy loans are subject to federal income tax on an income-first basis to the extent Your Accumulation Value exceeds Your cost basis in a Policy. If You decide to take Policy loans, You should be aware that they may reduce the death benefit and Accumulation Value of Your Policy whether or not You repay the loans because they may undermine the growth potential of Your Policy.

A 10% federal tax penalty is generally imposed on the taxable portion of withdrawals and Policy loans prior to Your attaining age 59½. Therefore, You should not purchase a Policy if You have short-term investment objectives which would require You to surrender all or a portion of the Policy or take a Policy Loan, prior to reaching age 59½.

Risk of Lapse from Policy Loans
You should also be aware that a Policy loan could also cause a Policy to lapse if the loan balance exceeds the Surrender Value or if the Policy’s Surrender Value (less any Policy loan and accrued interest thereon) is insufficient to pay a Monthly Deduction. This can happen, for example, as the result of poor performance of the Subaccounts selected, ongoing charges We deduct, or any partial surrenders that You make. Before a Policy lapses You will have a grace period within which to make a payment in an amount sufficient to prevent the lapse.

Risks of the Life Series Funds
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, primary investment strategies, and primary risks of the Funds are described in the attached Life Series Funds prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. The charges shown may not be representative of what You will pay, because some of them vary based on the Insured’s age, sex or underwriting class. Your policy will be accompanied by an illustration based on Your initial premium and initial Face Amount as determined by the Insured’s age, sex and underwriting classification.

That hypothetical illustration shows the potential future benefits using assumed rates of investment return and includes the effect of the specific charges applicable to Your policy.

The table below describes the transaction fees and expenses that You will pay at the time that You buy the Policy, make an additional premium payment, surrender the Policy, or transfer value between the Subaccounts.

Transaction Fees for Policies Issued Before October 1, 2008
Charge	When Charge is Deducted	Amount Deducted (as a percentage of premiums surrendered)
Maximum Surrender Charge (1)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.5% for premiums surrendered during year 1
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option*	$10.00

Transaction Fees for Policies Issued On or After October 1, 2008
Charge	When Charge is Deducted	Amount Deducted (as a percentage of premiums surrendered)
Maximum Surrender Charge (2)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.0% for premiums surrendered during year 1
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option*	$10.00

(1) The 9.5% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-49. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment.

(2) The 9.0% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-20. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment.

*Although We do not currently charge a fee in connection with these systematic and automatic options, We reserve the right to do so in the future.

The tables below describe the fees and expenses that You will pay periodically during the time that You own the Policy, not including fees and expenses of the underlying Funds. We deduct these charges from Your Policy’s Accumulation Value. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.

Periodic Charges Other Than Fund Operating Expenses for Policies Issued Before October 1, 2008
Charge	When Charge is Deducted	Current Amount We Deduct	Maximum Amount We Can Deduct
Cost of Insurance (1)	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Minimum: 0.00% of Accumulation Value. Maximum: 0.19% of Accumulation Value. Representative Insured: (2) 0.06% of Accumulation Value.	Minimum: $0.00 per $1,000 on the net amount at risk (NAR). Maximum: $83.333 per $1,000 on the NAR. Representative Insured: (2) $0.685 per $1,000 on the NAR. (4)
Separate Account Charge	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.	Same as Current Amount.
Policy Loan Interest	Policy Anniversary	Effective annual rate of 6% of the outstanding loan. (3)	Same as Current Amount.
Income Tax Charge	No charge	None deducted	See Footnote.(5)

Periodic Charges Other Than Fund Operating Expenses For Policies Issued On and After October 1, 2008
Charge	When Charge is Deducted	Current Amount We Deduct	Maximum Amount We Can Deduct
Cost of Insurance (1)	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Minimum: 0.00% of Accumulation Value. Maximum: 0.24% of Accumulation Value. Representative Insured: (2) 0.05% of Accumulation Value.	Minimum: $0.000 per $1,000 on the net amount at risk (NAR). Maximum: $83.333 per $1,000 on the NAR. Representative Insured: (2) $0.405 per $1,000 on the NAR. (4)
Separate Account Charge	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.	Same as Current Amount.
Policy Loan Interest	Policy Anniversary	Effective annual rate of 6% of the outstanding loan. (3)	Same as Current Amount.
Income Tax Charge	Not charged	None deducted.	See Footnote. (5)

(1) The amount of this charge is determined by the cost of insurance rates applicable to Your Policy based upon the Insured’s age, sex, and underwriting classification, as well as Your Accumulation Value (for current charges) at the time of the deduction or the net amount of insurance that is at risk (for maximum charges). We show the rates for standard risk insureds. The rates for non-standard class (high risk insureds) may be higher. For these reasons, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.

(2) Our representative Insured is a male, age 55 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The charge indicated is the rate We deduct for the first year cost of insurance charge.

(3) Because We transfer from the Separate Account to the Loan Account in Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit Your chosen Subaccount(s) and/or the Fixed Account interest at an effective annual rate of 4% for the amount maintained in the Loan Account. As a result, the net interest rate as a cost to You is 2% on any Policy Loan.

(4) NAR or Net Amount at Risk means the Variable Death Benefit at the beginning of the Policy month divided by the monthly interest factor indicated in the Policy Schedule, less the Total Accumulation Value at the beginning of the Policy Month before deduction of the Cost of Insurance for the current Policy Month.

(5) We reserve the right to impose this charge if We incur taxes attributable to Separate Account E.

The next table describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses(1), as of December 31, 2012.  These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached Life Series Funds prospectus.

Total Annual Fund Operating Expenses(1) (Expenses that are a percentage of and deducted from Fund assets)
	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.80%	0.99%

(1) Fund expenses set forth in this table reflect management fees and other operating expenses. Expenses are based in part on estimated expenses expected to be incurred for the Opportunity and Total Return Funds for the fiscal year ending December 31, 2013.

DESCRIPTION OF POLICY

WHO WE ARE AND HOW TO CONTACT US
First Investors Life
First Investors Life Insurance Company, with its home office located at 55 Broadway, New York, New York 10006, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance and annuity policies. First Investors Life is part of First Investors Consolidated Corporation (“FICC”), a holding company which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include:

First Investors Corporation ("FIC"), the distributor of the Policies; First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds, and Administrative Data Management Corp., the transfer agent for the Life Series Funds.

How to Contact Us
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office located at Raritan Plaza I, P.O. Box 7836, Edison, NJ 08818. You can call Us at 1-800-832-7783 between the hours of 9:00 AM and 6:00 PM, Eastern Time, or fax Us at 1-732-510-4209. You can also contact Us through Our Website at www.firstinvestors.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and good order (in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms.

We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account E
We established Separate Account E on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). We segregate the assets of Separate Account E from Our general account assets (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our Separate Account reserves and other liabilities under the Policies and (2) additional assets derived from fees or charges We have deducted under the Policies. We cannot use the assets in Our Separate Account to satisfy any of Our other obligations. However, the assets We derive from Our fees or charges do not support the Policies, and We expect to transfer these assets to Our General Account. Before making such a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other businesses. We are obligated to pay all amounts promised to Policyowners under the Policies, even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund of the Life Series Funds at the net asset value. We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by simultaneously purchasing additional shares of the distributing Fund at net asset value.

Accordingly, We do not expect to pay out any such distributions to You.

The Fixed Account
The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account are subject to the claims of Our general creditors and can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn interest at an effective annual rate of at least 3.00%. We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You.

You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account are registered as investment companies under the Investment Company Act of 1940. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account.

Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Funds consist of 12 separate series (“Funds”), all of which are available to Policyowners of Separate Account E. Each of the Funds offers its shares only through the purchase of a Policy or another variable life policy or variable annuity contract issued by First Investors Life. Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us. Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 55 Broadway, New York, New York 10006. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207 to serve as the subadvisor of the Special Situations Fund, Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund, and Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as subadviser for the Fund For Income. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risk of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing.

Fund	Investment Objective
Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Opportunity Fund	Long-term capital growth.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Target Maturity 2015 Fund	A predictable compounded investment return for those who hold their Fund shares until the Fund’s maturity, consistent with preservation of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

How The Policy Works
The Policy is described as "variable" because the amount of Your death benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to the Policy's Accumulation Value which is allocated to the Separate Account E Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Fixed Account. The death benefit is never less than the Guaranteed Minimum Death Benefit (adjusted for Policy loans and accrued loan interest). The discussion in this prospectus generally assumes that there have been no Policy loans. The death benefit and Accumulation Value, among other things, are affected if a Policy loan is made.

Policy Application Process
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct “underwriting” to determine the designated Insured's insurability and underwriting (insurance risk) classification. If Your application is approved, We will credit Your Policy with the initial premium and make the first Monthly Deduction on the date that the Policy is issued (the “Issue Date”). Until such time, Your initial premium is held, without earning interest, in Our General Account. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application or premium for any reason.

The Insured is covered under the Policy as of the Policy’s issue date. Conditional coverage may be available prior to the issuance of a Policy if all conditions set forth in the application are satisfied. The Policy requires an initial single premium. You have the option of making additional premium payments as described further below. If Your Policy does not have a Policy loan balance, it will stay in force until maturity at age 100 of the Insured for Policies issued before 10/1/2008 and at age 121 for Policies issued on and after 10/1/2008 unless You decide to surrender it. The portion of Your premiums that is allocated to the Subaccounts is used to purchase Accumulation Units of the Subaccounts.

We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern Time) each day that the NYSE is open (“Business Day”).

Your Initial Premium
The initial premium You pay is determined by the initial Face Amount of insurance and the Insured’s age, sex and underwriting classification. There is a $5,000 minimum initial premium requirement for issue ages 0-14 and a $10,000 minimum initial premium requirement for issue ages 15 and above.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the Guaranteed Minimum Death Benefit exceeds the death benefit payable without such guarantee. In setting premium and cost of insurance rates, We take into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and an overall profit to Us from the Policies.

Optional Additional Premiums
Once each Policy Year, You may make one additional premium payment. The maximum allowable attained age to make additional premium payments is 95. The minimum amount is $500 and the maximum is 10% of the initial premium payment. However, the additional Face Amount of insurance purchased by additional premium payment(s) (as discussed below) cannot cause the total Face Amount of the Policy to exceed the Cumulative Face Amount Limitation of two times the initial Face Amount of the Policy.

Each additional premium purchases additional Face Amount of insurance at rates based on the Insured’s attained age at the time of the premium payment, and the Insured’s sex and underwriting class. A new schedule of Surrender Charges is associated with each additional premium. We may request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium paid. We will determine if We require such evidence and send You notice with all documents and other requirements within 15 days of Our receiving the additional premium.

If You have a loan balance, We apply premium payments We receive from You first to repay any loan balance. We apply any excess after repayment of any loan balance as an additional premium. Amounts We receive under the Grace Period or Reinstatement provisions of the Policy will be applied in the manner described in those provisions. Any required amount applied as an additional premium payment in such cases will not be subject to the premium limitations or the Cumulative Face Amount Limitation or any other limitation concerning payment of additional premiums, but will be counted against those limitations with respect to any future premium payments.

Allocation of Premiums to Investment Options
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and the Fixed Account.

Your allocations are subject to the following constraints:

1. allocation percentages must be in whole numbers;

2. allocation percentages must add to 100%; and

3. the allocation percentage for the Fixed Account may not exceed 50%.

On the Issue Date of Your Policy, the portion of the initial premium You designated for the Subaccounts will be allocated to the Cash Management Subaccount for a period of 20 days. The portion of the initial premium You designated for the Fixed Account will be allocated to the Fixed Account. On the 21st day, the Accumulation Value in the Cash Management subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. A change in the allocation percentages for future additional premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “Automated Subaccount Reallocation Option” for additional information.

The initial premium is credited to Your Policy on the Policy's issue date. Subsequent additional premiums (if any) that You allocate to a Subaccount are credited to Your Policy based on the Subaccount’s Unit value that is computed as of the end of the later of the Business Day on which We receive the payment or the Business Day that We receive any satisfactory evidence of insurability which We may require. If We receive the later of these after the end of a Business Day, the unit value computed as of the end of the next Business Day will be used.

Reallocating Among Investment Options
Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Accumulation Value by written notice, telephone, participation in Our Systematic Transfer Option or participation in Our Automated Subaccount Reallocation option.

Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of Your request or by calling 1 (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period.

The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%. The “Unloaned Accumulation Value” is the Policy’s total Accumulation Value, excluding any amount that is being held in the Policy’s Loan Account as a result of any loans You have taken from the Policy.

We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account (see “Charges and Expenses”). The transfer fee, if applicable, is deducted from the Subaccounts and/or the Fixed Account in addition to and proportional with the amount transferred from each account, except that in the case of a 100% transfer from any account, the charge is deducted from the amount otherwise transferable.

A transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Policy Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.

Telephone Transfer Option
You may make transfers of the Accumulation Value among the Subaccounts as described above by telephone by calling 1 (800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record Your telephone call.  We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Systematic Transfer Option
You may request that a specified dollar amount of Accumulation Value be transferred from any one or more Subaccounts (the “originating account(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one account is $100. All transferred amounts must be specified in whole dollars.

The systematic transfer option will terminate as to an originating account if and when the Accumulation Value in that Account is depleted. Such termination as to one originating account will not have the effect of increasing any amounts thereafter transferred from other originating accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. (See the Section, “Transfer of Accumulation Value” above). However, We may impose a charge in the future for this option. The systematic transfer option terminates if and when the Accumulation Value remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.

Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Allocation on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request. Upon reallocation, the amount of Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:

1. the allocation percentage You have specified for that Subaccount; divided by

2. the sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your Premium Allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Accumulation Value” in this Section. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We may impose a charge for this option in the future.

A transfer of Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option by giving You 31 days written notice.

What are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six transfers between two or more Subaccounts in any 12-Month period, not including transfers pursuant to the Systematic and Automatic Transfer Options discussed above. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and  complies with our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds (other than the Cash

Management Fund), and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and  stocks of small and mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

The Death Benefit
The death benefit is the amount We pay to the named beneficiary upon the death of the Insured. The death benefit is the greater of the Guaranteed Minimum Death Benefit or the Variable Death Benefit, as described below. We reduce the death benefit to reflect any Policy loan and loan interest. Any partial surrenders also reduce the Guaranteed Minimum Death Benefit in the manner described below; and (because they will also reduce the Accumulation Value used to compute the Variable Death Benefit) partial surrenders will reduce the Variable Death Benefit.

Generally, We pay the death benefit within seven days after We receive all claim requirements at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2½% but may be increased. If the Policy’s death benefit exceeds $1,000, the proceeds can be applied to a settlement option. Prior to the Insured’s death, the Policyowner can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us. The settlement options are described later in this prospectus.

Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit on the issue date of Your Policy is equal to the initial premium. Thereafter, the Guaranteed Minimum Death Benefit is increased by the amount of any additional premium paid and is proportionally decreased by any partial surrender of Accumulation Value. The proportion by which the Guaranteed Minimum Death Benefit is decreased in that case is the same proportion as the amount of Accumulation Value surrendered bears to the total Accumulation Value prior to such surrender.

Should Your Policy lapse and be reinstated, the Guaranteed Minimum Death Benefit will be the same as on the date of Default, increased by any amounts applied as a required additional premium payment. See “Reinstatement” for additional information.

Variable Death Benefit
The Variable Death Benefit at any time is equal to the total Accumulation Value divided by the net single premium per dollar of insurance, as discussed further below. Because the Variable Death Benefit is based in part on the amount of a Policy’s Accumulation Value, a higher Accumulation Value at a given time will result in a higher Variable Death Benefit than would a lower Accumulation Value under the same Policy at the same time. Therefore, anything that increases Your Policy’s Accumulation Value (such as additional premiums that You pay or favorable returns from the investment options You select) will tend to increase the amount of the Variable Death Benefit. On the other hand, anything that decreases Your Policy’s Accumulation Value (such as partial surrender, poor performance in the investment options You select, or the charges and expenses to which Your Policy is subject) will tend to decrease the amount of the Variable Death Benefit.

The Policy contains a schedule of the net single premiums per dollar of insurance that will apply at each age that the Insured attains during the life of the Policy. (Although the Table in the Policy sets forth the net single premiums per dollar of insurance only at one-year intervals, “interpolated” numbers are used to reflect the actual time during the Policy Year when an Insured dies.) Also, the value shown in the illustration that You receive with Your Policy will, to the extent relevant, reflect the operation of the net single premium per dollar amount of insurance under Your Policy. If You wish further information, please contact Your First Investors representative.

The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 1980 Commissioners Standard Ordinary Mortality (CSO) Table for the Insured’s sex and smoking status for Policies issued before 10/1/2008 and the 2001 CSO Table for Policies issued on and after 10/1/2008 for the Insured’s sex and smoking status, and assuming a 4% rate of interest.

A Policy with a lower net single premium per dollar of insurance will have a higher Variable Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an  older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.

The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that Your Policy is in force, the Variable Death Benefit will be smaller in relation to the Policy’s Accumulation Value than it was the year before. This will tend to offset any increases in the Variable Death Benefit that would otherwise result from any increase in Your Policy’s Accumulation Value over time and to accentuate any decreases in the Variable Death Benefit that would otherwise result from any decrease in Your Policy’s Accumulation Value over time.

ACCUMULATION VALUE
Determining Your Accumulation Value
The Accumulation Value You have in Your Policy varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value which You have allocated to the Fixed Account. The total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account, and the Loan Account.

Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial premium, less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account.

The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:

1. The Fixed Account Accumulation Value on the previous Monthly Deduction Date;

plus the sum of the following transactions that have occurred since the last Monthly Deduction Date;

2. any additional premiums allocated to the Fixed Account;

3. any transfers into the Fixed Account, including transfers due to the repayment of a loan;

4. interest accrued on the Fixed Account Accumulation Value;

less the sum of the following transactions that have occurred since the last Monthly Deduction Date;

1. the portion of the Monthly Deduction for the current Policy month allocated to the Fixed Account;

2. any transfers out of the Fixed Account, including transfers due to the making of a loan; and

3. any partial surrenders allocated to the Fixed Account.

Loan Account Accumulation Value
If You have not taken any Policy loans, Your Loan Account value is zero. The Loan Account Accumulation Value is equal to the amount of Your loan(s) minus any loan repayments plus accrued interest. The balance in the Loan Account is credited with interest at an effective annual rate of 4%.

Subaccount Accumulation Value
The Accumulation Value in each Subaccount at any time is equal to the number of units a Policy has in the Subaccount, multiplied by the Subaccount’s unit value. Amounts You allocate to or transfer into a Subaccount are used to purchase units in the Subaccount. We redeem units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of units are referred to as “Policy Transactions”. These Policy Transactions include the portion of premium payments, full or partial surrenders, loans or loan repayments, and the Monthly Deduction, allocated to the Subaccounts. They also include transfers into or out of a Subaccount.

The number of units a Policy has in a Subaccount at any time is equal to the number of units purchased minus the number of units redeemed in the Subaccount up until that time. The number of units purchased or redeemed as a result of a Policy transaction is equal to the dollar amount of the Policy transaction divided by the Subaccount’s unit value on the date of the Policy transaction.

Unit values are determined as of the end of each Business Day. The unit values that apply to a Policy transaction made on a Business

Day are the unit values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Business Day, it is processed based on the unit values as of the end of the next Business Day. The unit value of a Subaccount on any Business Day is equal to the unit value on the previous Business Day, multiplied by the net investment factor for that Business Day.

The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b), where:

(a) is the net asset value per share of the Fund in which the Subaccount invests at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Business Day, less the per share amount of any taxes charged by Us; and

(b) is the net asset value per share of the designated portfolio of the Fund on the previous Business Day. The net asset value of a Fund’s shares is the value reported to Us by the Fund’s investment advisor.

The Policy offers the possibility of increased Accumulation Value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the Accumulation Value to decline. You bear all the investment risk for that portion of Your Accumulation Value allocated to the Subaccounts.

Deduction of Cost of Insurance Protection from Accumulation Value
Your Accumulation Value reflects a monthly charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit.

We determine the current Cost of Insurance Charge by multiplying the Policy’s total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value as of the date of the deduction. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk, as discussed below. This could enable Us to deduct more cost of insurance charges than would Our current method. We allocate this charge to the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each of the Subaccounts and/or the Fixed Account bears to the sum of the Accumulation Values in the Subaccounts and/or Fixed Account respectively.

Regardless of what method We use for computing the charge, the Cost of Insurance Charge for any month will never exceed the guaranteed monthly maximum Cost of Insurance Rate multiplied by the Net Amount at Risk (as defined in the Policy) on the date of the deduction. The guaranteed monthly maximum Cost of Insurance rates are based on the 1980 CSO Table for the sex and smoking status of the Insured for Policies issued before 10/1/2008. The guaranteed monthly maximum Cost of Insurance rates are based on the 2001 CSO Table for the sex and smoking status of the Insured for Policies issued on and after 10/1/2008.

We currently charge monthly Cost of Insurance rates that are generally less than the Guaranteed Maximum Monthly Cost of Insurance rates. We may change Cost of Insurance rates based on expectations of future experience. If We make such a change, it will apply to all insureds who have the same age at issue, date of issue, sex and underwriting classification. We will review Our current cost of insurance rates for the Policies at least once every five years. We will also review such rates for outstanding Policies in any year in which rates are changed for new Policies on the same form.

We will not change the Cost of Insurance rates because of any change in the Insured’s health, occupation, or avocation. Each Policy contains a schedule of the Maximum Guaranteed Cost of Insurance rates during each year when that Policy is outstanding.

Also, the values shown in the illustration that You receive with Your Policy will reflect the operation of the cost of insurance rates under the Policy, both on a current charge basis and a guaranteed maximum charge basis. If You wish further information, please contact Your First Investors representative. We currently charge the same Cost of Insurance rate, in certain cases, across different ages and different underwriting classifications. We may charge different rates in the future for such ages and underwriting classifications.

Total Surrenders
You can surrender the Policy for its Net Surrender Value at any time while the Insured is living. The Policy’s Net Surrender Value is its Accumulation Value, less the amount of any Applicable Surrender Charge and less the amount of any outstanding Policy loan balance and accrued interest. A total surrender is effective on the Business Day that We receive both the Policy and a written request at Our Administrative Office. We calculate the amount of the Surrender Charge as explained in the “CHARGES AND EXPENSES” section of this prospectus.

The amount of any full or partial surrender in excess of the Preferred Surrender Amount is subject to the surrender charge percentage schedule.

You may elect to receive Your Surrender Value:

1. paid to You in one sum; or

2. applied under a settlement option You elect.

We may defer sending the surrender amount under the conditions described in “Payment and Deferment”.

Partial Surrender of Accumulation Value
After the Policy has been in force for one year, You can take partial surrenders. The partial surrender will be effective on the Business Day We receive Your request. The minimum partial surrender amount is $500. The maximum partial surrender amount is the Policy’s Unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of partial surrenders to three per Policy year.

The amount of the partial surrender is deducted from the Policy’s Accumulation Value. Unless You instruct Us otherwise, We withdraw the partial surrender from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the sum of the Accumulation Values in these Accounts. The amount of the partial surrender in excess of the Preferred Surrender Amount is subject to a Surrender Charge which is determined as described under “CHARGES AND EXPENSES”.

The Guaranteed Minimum Death Benefit is decreased by the proportion that the amount of any partial surrender of Accumulation Value bears to the total Accumulation Value prior to such surrender.

We charge $25 to process each partial surrender. We deduct this charge from the Accumulation Value remaining after the partial surrender. To the extent there is a balance remaining, the charge is deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the total Accumulation Value prior to the partial surrender. Any portion of this charge that cannot be assessed due to insufficient value in any account is allocated proportionally to the balances in the remaining accounts. We may limit the number of partial surrenders in any Policy year to three. We will usually pay the Surrender Value within seven days. However, We may delay payment under certain circumstances described under “Payment and Deferment”. You should be aware that any full or partial surrender will have tax consequences. See "TAX INFORMATION." We may deduct withholding taxes from the Surrender Value.

Policy Loans
You may borrow from the Accumulation Value of Your Policy. Because this Policy is generally a Modified Endowment Contract under the tax code, Policy loans can have tax consequences. Therefore, You should consult a tax adviser before taking a loan. You may borrow up to 75% of the Surrender Value during the first three Policy years, or 90% of the Surrender Value after the first three Policy years.

Your Policy is assigned to Us as sole security. (The “Surrender Value” is the Accumulation Value, less any then-applicable surrender charge.) If Your Policy is continuing in force as Guaranteed Paid-Up Insurance, the Loan Value will be the Surrender Value on the next Policy Anniversary, less interest at the Policy Loan Interest Rate to the next Policy anniversary.

The smallest loan that may be made is $500, or the loan amount available, if less. A Policy loan may be repaid in full or in part. The loan repayment may not be less than $100, or the loan balance, if less. If You have a loan balance, We apply any amount We receive from You first to repay any loan balance with any excess applied as an additional premium. We may defer loan proceeds under certain conditions described under “Payment and Deferment”.

Interest on Policy loans accrues daily at an effective annual interest rate of 6%. Interest is due and payable at the end of each Policy year. When a Policy loan is made, a part of the Accumulation Value is transferred from the Subaccounts and/or the Fixed Account to the Loan Account. Conversely, when a loan repayment is made, a portion of the Accumulation Value in the Loan Account equal to the amount of the loan repayment is transferred back into the Subaccounts and the Fixed Account, if applicable.

On the first Business Day of each Policy year, and at the time a loan is taken or repaid, a Policy loan is made for any loan interest accrued and unpaid as of that time, and a corresponding transfer of Accumulation Value into the Loan Account is made. Amounts that are transferred into the Loan Account no longer earn the rates of return applicable to the originating accounts. Instead, they are credited with interest at an effective annual rate of 4%, during the period the loan is outstanding. Therefore, any Policy loan will permanently affect the Surrender Value and the Variable Death Benefit, whether or not repaid in whole or in part.

Policy loans are allocated among the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value then in each. Loan repayments and loan balancing transfers will be allocated among the Subaccounts and/or Fixed Account using the Premium allocation percentages then in effect. We subtract the amount of any outstanding loan plus accrued interest from any death benefit or any proceeds from a total surrender that We pay or from the amount applied to a settlement option.

If on any Monthly Deduction Date, Your outstanding loan with accrued interest ever equals or exceeds the Policy’s Surrender Value, We mail notice of such event (called a default) to You and any assignee, provided We have received notice of assignment, at the last known address within 30 days. The Policy terminates 61 days after the date of default. The Policy does not terminate if You make the required payment referred to below under “Grace Period” within that 61-day period.

Settlement Options
Upon death of the Insured or total surrender, You or Your beneficiary may elect to apply all or a portion of the proceeds under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in an annual payment of at least $50.00. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. There are no withdrawal rights under the settlement options, except for the Proceeds Left at Interest option. First Investors Life may allow withdrawal of the present value of income payments under non-life contingent settlement options at its discretion. Tax consequences may vary depending on the settlement option chosen. You should consult a tax adviser prior to selecting a settlement option. The settlement options are as follows:

Proceeds Left at Interest
Proceeds left with Us to accumulate for any period agreed on, with interest payable at a rate of 2½% per year, which may be increased by additional interest, in Our sole discretion.

Payment of a Designated Amount
Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted. Whether any such additional interest would be paid would be solely within Our discretion.

Payment for a Designated Number of Years
Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.

Life Income, Guaranteed Period
Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.

Life Income, Guaranteed Return
The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only
Payments made only while the person on whose life the payments are based is alive.

The terms and conditions of the payment options are described in more detail in the Policy. Also, We may make other payment options available in Our sole discretion. When a payment option goes into effect, We will issue a separate payment contract that will contain additional terms and conditions applicable to the payment option selected. You may obtain additional information in this regard from Your First Investors representative.

OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex. For purposes of the Policy and this prospectus, references to the Insured’s age are to the “issue age” set forth in the Policy, plus the number of complete years elapsed since the Policy’s issue date.

Ownership
You may change the Ownership of this Policy. A change in Ownership will take effect on the date the change is signed by the previous Owner. However, any Policy Transactions processed by Us prior to Us receiving notice of the change of ownership will not be affected.

We will send all communications to the last address We have on record for the Owner. Therefore, You should send Us notice of any change in Your address. If a Policy has more than one Owner (i.e., there are joint owners of record), references in this prospectus to the Owner or to “You” and “Your” refer to such owners jointly. All joint Owners must join in any request, election or other exercise of rights under a Policy.

Assignment
You may assign ownership rights under Your Policy from yourself to someone else. However, the Assignment is not binding on Us unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any Assignment. Unless otherwise provided in the Assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the Assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary
This is the entity, person or persons You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation during the Insured's lifetime. A change in beneficiary will take effect on the date the request is signed by You. However, any Policy Transactions processed by Us prior to Our receiving notice of the change of beneficiary will not be affected. If a beneficiary dies while the Insured is still living that beneficiary’s interest will pass to any remaining beneficiary, unless You make a new beneficiary designation. If no beneficiary is living at the time an Insured dies, the death proceeds will be paid to You or, if You are deceased, to Your estate.

Right to Examine
You have a period of time to review Your Policy and cancel it for a return of the premium paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.

Default
If Your Policy has an outstanding Policy loan, it goes into Default on any Monthly Deduction Date on which the Monthly Deduction exceeds the net Surrender Value. We will send You a Notice of Lapse within 30 days of Default. The Policy lapses, and thereby terminates without value, 61 days following the date of Default, as described under “Grace Period” below. A Policy that has lapsed may later be reinstated, subject to among other things, evidence of the Insured’s continuing insurability. See “Reinstatement”.

If Your Policy does not have a loan balance, it continues in force even if the Monthly Deduction exceeds the net Surrender Value. During this time, Monthly Deductions continue to be deducted until the remaining Accumulation Value is insufficient to cover such Deduction, the Policy’s Accumulation Value is maintained as negative values and the Policy’s Death Benefit provision remains in effect. This means that the Policy will only have a positive Accumulation Value to the extent that You pay an additional premium amount that exceeds the amount necessary to pay the accrued undeducted charges.

Guaranteed Paid-Up Insurance Option
You have the option to elect Guaranteed Paid-Up Insurance by giving notice to Us. You will no longer have the option to pay any additional premiums. We calculate the amount of Guaranteed Paid-Up Insurance using the net Surrender Value of Your Policy as a net single premium based on the age of the Insured at the time You elect this option.

You can choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above. When You elect this option for Guaranteed Paid-Up Insurance, the Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account. Subsequently, Your insurance benefits will not vary with the investment return.

Once You elect this option, You can surrender Your Guaranteed Paid-Up Insurance at any time for its Net Surrender Value. In determining that value, Surrender

Charges will not apply. Your surrender request is effective on the date We receive Your notice and the Policy.

Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured's life. The exchange privilege is available:

■           within the first 18 months after the Policy's issue date, or

■           if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy. It also has the same issue date and risk classification for the Insured as the Policy does. We will base premiums for the new policy on the premium rates for the new policy that were in effect on the new policy issue date.

In some cases, We may adjust the cash value on exchanges. The adjustment equals the Policy's Surrender Value minus the new policy's Surrender Value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Grace Period
Within 30 days following Default, We will notify You of the amount required to prevent termination of Your Policy. We will also notify any assignee of record. Your Policy lapses, and thereby terminates without value, 61 days following the date of Default, unless We receive the required amount by such time. The death benefit payable during the grace period equals the death benefit in effect on the date of Default, less the required amount computed as of that date.

To continue Your Policy in force, You will be required to pay the amount equal to the estimated amount needed to keep Your Policy in force for three months from the date of Default. Any amounts received are applied as a loan repayment, to the extent of any outstanding loan balance, with the excess applied as an additional premium.

Incontestability
We will not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue. We will not contest the validity of any increase in Face Amount that was subject to evidence of insurability after such increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.

Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. In particular, We can make any change or take any action We deem necessary in order for a Policy to continue to be treated as life insurance for Federal income tax purposes. This could include, for example, refusing a partial surrender request or additional premium payment, revising a Policy’s schedule of net single premiums per dollar amount of insurance, requiring You to pay additional premiums, or making distributions to You from the Policy.

We may add or delete Subaccounts of Separate Account E or any other separate account as investment options under Your Policy. We may also make changes in, combine or reorganize, any of the Subaccounts. We may also replace any Fund with any other Fund of the Life Series Funds or any other investment company or investment medium. We may also cause Separate Account E to terminate its registration under the 1940 Act, if at any time that is legally permitted.

It is not possible to foresee all of the reasons why We might make any changes such as those discussed in the preceding paragraph. Nevertheless, such reasons could include responding to any change in the investment program of any Fund; responding to any reorganization or liquidation of a Fund or of the Life Series Funds; terminating or replacing any investment option that has become unsuitable for any Policy; providing a more attractive selection of investment options to Policyowners, consistent with maintaining Our administration costs within reasonable limits; eliminating investment options in which Policyowners have evidenced limited interest; responding to a change in an investment adviser of a Fund or a change in control of any such adviser; and achieving administrative efficiencies that may benefit Us or Policyowners.

We will provide Policyowners with notice of any change that is material to them, but in the case of most of the changes discussed above, Policyowner agreement or approval would not be required. In some cases, regulatory approval or notice would be required. For example, as long as Separate Account E remains registered under the 1940 Act, current law requires, in many cases, that the SEC approve in advance the substitution of shares of any other Fund or investment company for the Fund shares in which any Subaccount invests.

State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ, from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document. We offer the Policy in most states. Check with Your First Investors representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment and Deferment
We will usually pay the death benefit, partial or full Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment:

1. if a recent payment that You made by check has not yet cleared the bank;

2. if We are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists; or

3. for such other periods as the SEC may by order permit for the protection of security holders.

Under a Policy continued as Guaranteed Paid-Up insurance or with respect to values held in the Fixed Account, We may defer the payment of the full or partial Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We pay interest at a rate of not less than 2.5% per year on the Surrender Value. We pay the interest from the date of surrender to the date We make payment.

Non-Participating Policy
This Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of First Investors Life Insurance Company.

Policy Months, Years and Anniversaries
We measure Policy months, years and anniversaries from the date of issue of the Policy, which is generally the date on which We approve the application. Each Policy year commences on the anniversary of the date of issue.

Reinstatement
You may request reinstatement of a Policy that You did not surrender for its Surrender Value, within three years from the date of Default, in accordance with the Policy. You may not reinstate a Policy if You previously elected the Guaranteed Paid-Up Insurance Option. The conditions that You must meet to reinstate a Policy, and the amounts that You have to pay, are set forth in the Policy. We have two years from the effective date of reinstatement to contest the truth of statements or representations in Your application for reinstatement.

Suicide
If the Insured commits suicide within two years from the Policy’s issue date, Our liability is limited to all premiums paid, less any indebtedness. If the Insured commits suicide within two years of an increase in Face Amount that was subject to evidence of insurability, the following adjustments are reflected in the death proceeds:

1. the Variable Death Benefit is reduced by one minus the ratio of the Variable Death Benefit immediately preceding the increase to the Variable Death Benefit immediately following the increase; and

2. the premium paid at the time of the increase in Face Amount is refunded and is not reflected in the Minimum Guaranteed Death Benefit.

Valuation of Assets
We determine the unit values of the Subaccounts of Separate Account E and the Fixed Account as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the unit values will be determined as of the time of the closing. We value the shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.

Processing Transactions
Generally, Your transaction requests (such as loan repayments, transfers and reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally 4 p.m. Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed on the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of the Separate Account Charge, the Transfer Fee or the Partial Surrender Fee. The discussion that follows, as well as the names given to certain charges, indicate the principal purpose of the fees. Nevertheless, the revenues from these charges may be used by Us for any purpose, including a purpose for which another charge is imposed, or retained by Us as a profit.

Transaction Fees
We charge fees for certain transactions as indicated below.

Transfer Fee
We charge a transfer fee of $10 for each transfer of Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, in excess of four per Policy Year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Partial Surrender Fee
We charge a $25 fee to process each partial surrender.

Surrender Charge
We deduct a Surrender Charge from the amount of full or partial surrenders of Accumulation Value to the extent they exceed the Preferred Surrender Amount.

The Preferred Surrender Amount is equal to the greater of (a) or (b), where:

(a) is equal to:

1. the Accumulation Value on the date of any full or partial surrender;

less

2. the total of the Adjusted Premiums, which is the total premiums paid (other than those to which previous prior partial surrenders have been allocated); and

(b) is equal to 10% of the total of the Adjusted Premiums at the beginning of the Policy Year, less any partial surrenders previously made in the same Policy Year.

The surrender charge is a percentage of the surrender that exceeds the Preferred Surrender Amount (“the Adjusted Surrender Amount”). The percentage declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the premium payment as shown in the table below.

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued Before 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-49	Ages 50-59	Ages 60-69	Ages 70-80	Ages 81-85	Ages 86-95
Less than 1	9.5%	8.5%	7.0%	6.0%	5.0%	0.0%
1-2	8.0%	7.0%	6.0%	4.5%	4.0%	0.0%
2-3	7.0%	6.0%	5.0%	4.0%	3.0%	0.0%
3-4	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
4-5	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
5-6	4.0%	3.0%	2.0%	1.0%	0.0%	0.0%
6-7	3.0%	2.0%	1.0%	0.0%	0.0%	0.0%
7-8	2.0%	1.0%	0.0%	0.0%	0.0%	0.0%
8-9	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%
More than 9	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued On and After 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-20	Ages 21-30	Ages 31-70	Ages 71-80	Ages 81-85	Ages 86-95
Less than 1	9.00%	8.00%	7.0%	6.00%	5.00%	0.00%
1-2	8.00%	7.00%	6.25%	4.50%	4.00%	0.00%
2-3	7.00%	6.00%	5.75%	4.00%	3.00%	0.00%
3-4	6.00%	5.00%	5.00%	3.00%	2.00%	0.00%
4-5	5.00%	4.00%	4.00%	2.00%	1.00%	0.00%
5-6	4.00%	3.00%	3.00%	1.00%	0.00%	0.00%
6-7	3.00%	2.00%	2.00%	0.00%	0.00%	0.00%
7-8	2.00%	1.00%	1.00%	0.00%	0.00%	0.00%
8-9	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
More than 9	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

We apply the Surrender Charge to the Adjusted Surrender Amount in the following order: first against the most recent additional premiums which are still in effect, in the reverse order in which the additional premiums were received; and, then against any of the initial premium which is still in effect. A partial surrender reduces Your Accumulation Value. It also reduces the Guaranteed Minimum Death Benefit of Your Policy in the proportion that the total amount of the surrender bears to the total Accumulation Value of the Policy immediately prior to the surrender.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection Charge
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. We determine the current Cost of Insurance Charge by multiplying the total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk. This Cost of Insurance Rate is based upon Your age, sex and underwriting classification. (See "Deduction of Cost of Insurance Protection from Accumulation Value"). We expect to make a profit from this charge.

For policies issued before 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:

■           minimum: 0.00%;

■           maximum: 0.19%;

■          standard case: 0.06%.

For policies issued on and after 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:

■           minimum: 0.00%;

■           maximum: 0.24%;

■          standard case: 0.05%

The representative Insured referred to above is a male, age 55 at the Policy issue date, and in Our standard non-tobacco user underwriting class. The rate shown is for the first Policy year. We have the right to increase the charges shown, but not above the guaranteed maximum rates set forth in the Policy.

Separate Account Charge
We deduct from the Subaccount assets attributable to Your Policy a monthly charge to defray administrative and sales expenses and to compensate Us for certain mortality and expense risks that We assume. We compute the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value attributable to Your Policy. The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated. In that case, We will not receive enough from premiums and other charges to compensate Us for the death benefit We must pay. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated and based Our other charges on.

Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary.

Income Tax Charge
We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account E. However, in the event that We were to incur such taxes, We reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. These expenses vary as among the Funds and vary over time. The highest and lowest gross annual Fund operating expenses as of December 31, 2012 were 0.99% and 0.80%, respectively. Expenses for the Opportunity and Total Return Funds are based in part on estimated expenses expected to be incurred for the fiscal year ending December 31, 2013.  Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy’s issue date. If a Monthly Deduction Date is not a Business Day, the Policy’s monthly deduction will be made as of the end of the next Business Day.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively.

The discussion is very general in nature. It does not cover all of the relevant federal tax law considerations and it does not address all of the details of the considerations that it does cover. Therefore, the below discussion is intended only to provide a general overview rather than to serve as a basis for a decision about whether to purchase a Policy or take any other action with respect to a Policy. For such advice, You should consult a qualified tax adviser. We strongly recommend that You obtain such advice prior to taking any such action.

Policy Proceeds
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

■           the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

■           the growth of the Accumulation Value of the Policy, if any, that is attributable to the investments in the Subaccounts and the Fixed Account (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a distribution from the Policy (Policy loan and/or full or partial surrender); and

■           transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans
We have designed the Policy to be a Modified Endowment Contract (“MEC”) for federal income tax purposes. As a result, any loan, partial withdrawal, Assignment, pledge, lapse or surrender (a “Policy transaction”) by You is taxable to You to the extent there are gains in the Policy, and if the Policy transaction occurs before the age of 59 ½, a 10% penalty tax will also apply, to any such taxable amounts, unless You qualify for one of the exceptions.

A Policy that is classified as a MEC continues to be a life insurance Policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis. If a Policy is a MEC, distributions include not only partial and full surrenders but also Policy loans. Thus, Policy loans from a MEC may be taxable. Furthermore, if a Policy that is not a MEC becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable distributions that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty. If a policy is a MEC, any policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to an owner in any calendar year will be treated as one policy under the MEC rules.

It is possible that a policy that is issued in exchange for another insurance policy that is not a MEC will not be treated as a MEC. If You are considering such an exchange, You should first consult with Your tax counsel concerning the tax treatment of such a policy.

Whether or not a policy is a MEC, if the policy lapses after a Grace Period, the amount of any loan balance that You do not repay will, for federal income tax purposes, be treated as a distribution to You. That amount, therefore, may be subject to federal income tax (and, in the case of a MEC, tax penalties may apply), in the manner and to the extent discussed above for other distributions from a policy.

Tax Withholding
Regardless of whether or not a policy is a MEC, whenever there is a taxable distribution from a policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing, before the payment date. However, in such event, You are responsible for any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy.  The American Taxpayer Relief Act of 2012 (the “Act”), which was enacted on January 2, 2013, provides an exemption for purposes of the federal estate tax of $5 million (adjusted for inflation for calendar years after 2010, with a 2013 exemption of $5.25 million) and a top estate tax rate of 40 percent for deaths that occur after December 31, 2012.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Under the Act, “portability” is made permanent, so that any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under a Policy will generally be included in the Insured’s estate for purposes of the federal estate tax if (1) the Insured and the Policyowner are the same or (2) the  Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death.  An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If the Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax.  In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”).  Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT.  The Act provides an exemption for purposes of the GSTT of $5 million (adjusted for inflation for calendar years after 2011, with a 2013 exemption of $5.25 million) and a GSTT tax rate of 40 percent for transfers made after December 31, 2012.

Certain Other Tax Issues
We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account E. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If We incur such taxes in the future, We may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

In order for the Policies to be treated as life insurance for federal income tax purposes, the investments of the Subaccounts of the Separate Account must be “adequately diversified” in accordance with Treasury Department regulations. The investment adviser of the Funds monitors their portfolios to ensure that the diversification requirements are met.

Each of the Life Series Funds available under the Policy sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance and variable annuity contracts. We do not anticipate any disadvantages resulting from this arrangement. However, it is possible that material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund or funds for a series of the Life Series Funds. In order for the Policies to continue to be treated as life insurance for federal income tax purposes, the Funds must limit the availability of their shares to certain types of purchasers. For example, if a variable annuity contract participating in a Fund does not qualify as life insurance or as an annuity for federal income tax purposes, Policies investing in that Fund could as a result also cease to be taxed as life insurance.

If Your Policy were to ever fail to qualify for taxation as life insurance as discussed above, You would generally be subject to current federal income taxes on any income and gains of the Subaccounts in which You have Accumulation Value, and the Policy’s death benefit proceeds would lose their income tax-free status. These tax consequences would apply for the period of the failure and could continue for as long as Your Policy remains in force. This, however, is a risk that is also common to most other variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of the Separate Account may cause the Policyowner, rather than Us, to be treated as the owner of the assets in the Separate Account for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, We do not believe that the ownership rights of a Policyowner under a Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the policy.

OTHER INFORMATION

Voting Rights
Because the Life Series Funds is not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any such shareholders meeting as follows:

■           shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

■           shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

■           shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no other shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Policy’s Accumulation Value in that Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

Reports
At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, at least once each year, We will send a statement that gives You financial information about Your Policy. If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

The financial statements of First Investors Life are in the Statement of Additional Information that is referred to on the back cover of this prospectus.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We have filed a Statement of Additional Information (“SAI”), dated May 1, 2013 with the SEC. The SAI contains additional information about First Investors Life and Separate Account E. We incorporate the SAI by reference into this prospectus. You can get a free SAI,  request other information about the Policy or make other inquiries by contacting Us at First Investors Life Insurance Company, Raritan Plaza 1, Edison, NJ 08837 or calling Us toll free at 1-800-832-7783 or by visiting Our website www.firstinvestorslife.com. You can review and copy documents (including reports and the SAI pertaining to Separate Account E) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of documents relating to Separate Account E after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Text-only versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 811-21742

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

THROUGH

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

Statement of Additional Information dated May 1, 2013

This Statement of Additional Information (“SAI”) supplements the information in the Prospectus for the individual Modified Single Premium Variable Life Insurance Policy offered by First Investors Life Insurance Company through First Investors Life Separate Account E (“Separate Account E”).  This SAI is not a Prospectus and should be read in conjunction with the Prospectus for the Policy dated May 1, 2013.  The Prospectus for the Policy may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, NJ 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Terms used in this SAI have the same meanings as in the Prospectus.

GENERAL DESCRIPTION

First Investors Life Insurance Company.  First Investors Life Insurance Company, 55 Broadway, New York, New York 10006 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FIC since 1989; Secretary FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary Administrative Data Management Corp. since 1989; and Secretary First Investors Advisory Services, LLC since 2012.

Pratibha Canaran	Vice President – Finance	Vice President – Finance FIL, FICC, FIC, FIMCO, and Administrative Data Management Corp. since 2012; Assistant Vice President Foresters since 2003.
Craig D. Cloyed	Director	Director FIL since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Steven Guterman	Director	Director FIL since 2012; Chief Executive Officer InstantLabs Medical Diagnostics Corp. since 2010; Senior Managing Director AIG Investments 2001-2009.
Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006.

2

Name	FIL Office	Principal Occupation for Last Five Years
William M. Lipkus	Chairman, Vice President, Chief Financial Officer, Treasurer, Chief Administrative Officer and Director
Chief Executive Officer (since 2012), President (since 2012), Treasurer (since 1999), Chief Financial Officer (since 1997) and Chief Administrative Officer (since 2012) of FICC; Chairman (since 2012), Director (since 2007), Chief Financial Officer (since 1998) and Chief Administrative Officer (since 2012) of FIMCO; Chairman (since 2012), Director (since 2012), Treasurer (since 1999), Chief Financial Officer (since 1997) and Chief Administrative Officer  (since 2012) of FIC; Chairman (since 2012), Director (since 2007), Treasurer (since 1998), Chief Financial Officer (since 1998) and Chief Administrative Officer (since 2012) of Administrative Data Management Corp.; Chairman (since 2012), Director (since 2012), Vice President (since 1996), Treasurer (since 2008), Chief Financial Officer (since 1998) and Chief Administrative Officer (since 2012) of FIL; and Board of Managers, Chairman and Chief Financial Officer (since 2012) of First Investors Advisory Services, LLC.

Martha E. Marcon	Director	Director FIL since 2012; Director FICC since 2011; Director Mercury General Corp. 2008-present; Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FIL since 2012; Managing Director and Co-Leader at New York Forum Golden Seeds, LLC since 2005; Principal McCarthy Group, LLC since 2002.
George S. Mohacsi	Director	President and Chief Executive Officer Foresters since 2005; Chairman and Director FICC since 2011.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
David Schimmel	Vice President	Vice President FIL since 2011; Assistant Vice President FIL 2006-2011.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006.
Carol E. Springsteen	President and Director	President and Director FIL since 2003; and Board of Managers of First Investors Advisory Services, LLC since 2012.

SERVICES

Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account E.  We maintain the records and accounts of Separate Account E.

3

Independent Registered Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, was selected as the independent registered public accounting firm for Separate Account E and First Investors Life Insurance Company for the years 2012 and 2011.

Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, were the independent accountants for Separate Account E and First Investors Life Insurance Company for the years 2010, 2009 and 2008.

Underwriter.  First Investors Life and Separate Account E have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and FIMCO, has its principal business address and executive offices at 55 Broadway, New York, New York 10006.  For the fiscal years ending December 31, 2010, 2011 and 2012, FIC received fees of $206,644, $374,872 and $849,428, respectively, in connection with the distribution of the Policy.  First Investors Life anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

Distribution of Policy.  We sell the Policy solely through individuals who, in addition to being licensed insurance agents appointed to sell our products (i.e., who are “First Investors Representatives”), are registered representatives of FIC.  FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulation Authority.

We pay FIC a commission on Policies sold of 7.175% of premium payments.  Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FIC is, in turn, responsible for paying First Investors representatives all commissions and other compensation that may due to them for selling the Policy. First Investors representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

OTHER INFORMATION

Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department.  We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.  Our books and accounts are subject to review by the New York State Insurance Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

VALUATION INFORMATION

Value of a Unit.  For each Subaccount of Separate Account E, the value of a Unit initially was set arbitrarily at $10.00.  The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example

4

B).  The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value.  The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a)	is the net result of:

	(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

	(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected by the investment results of the Subaccounts and the returns on any amounts they allocate to the Fixed Account.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.

5

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account E

Net Investment Factor =	A + B
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
	Assume	=	$8.51000000
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
	Assume	=	$0
C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
	Assume	=	$8.39000000

Then, the Net Investment Factor = 8.51000000 + 0		=	$1.01430274
	8.39000000

EXAMPLE B

Formula and Illustration for Determining
Unit Value of a Subaccount
of Separate Account E

Unit Value = A x B
Where:

A =	The Unit Value for the immediately preceding Valuation Period.
	Assume	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period.
	Assume	=	$1.01430274

Then, the Unit Value = $1.46328760 x 1.01430274		=	$1.484216622

6

FIRST INVESTORS LIFE

MODIFIED SINGLE PREMIUM VARIABLE LIFE

Financial Statements

December 31, 2012

(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE

Report of Independent Registered Public Accounting Firm

The Board of Directors of First Investors Life Insurance Company and
Contract Owners of Modified Single Premium Variable Life Insurance:

We have audited the accompanying statements of assets and liabilities of each of the individual sub-accounts disclosed in note 1 which comprise Modified Single Premium Variable Life Insurance (Separate Account E), as of December 31, 2012, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the years in the two-year period ended December 31, 2012.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent of the mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account E as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years in the two-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York	(signed) KPMG LLP

April 12, 2013

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE
Statements of Assets and Liabilities
December 31, 2012

	Cash Management	Fund for (1) Income	Growth and Income	Special (1) Situations	International	Select Growth	Government	Investment Grade	Equity Income (1)	Target Maturity 2015

Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$1,199,529	$2,772,835	$9,069,376	$3,958,316	$2,963,076	$2,132,086	$1,942,767	$3,639,167	$3,854,263	$506,286
Liabilities:
Payable to First Investors
Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Net assets	1,199,529	2,772,835	9,069,376	3,958,316	2,963,076	2,132,086	1,942,767	3,639,167	3,854,263	506,286

Net assets represented by
contracts in accumulation period	$1,199,529	$2,772,835	$9,069,376	$3,958,316	$2,963,076	$2,132,086	$1,942,767	$3,639,167	$3,854,263	$506,286
See accompanying notes to financial statements

(1) Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

2

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE
Statements of Operations
Year ended December 31, 2012

	Cash Management	Fund for (1) Income	Growth and Income	Special (1) Situations	International	Select Growth	Government	Investment Grade	Equity Income (1)	Target Maturity 2015

Investment income:
Income:
Dividends	$—	$98,158	$89,519	$15,535	$32,527	$740	$38,484	$97,438	$56,474	$19,194
Expenses:
Mortality and expense risks (note 5)	20,226	33,852	129,306	54,786	42,842	29,341	28,334	49,150	59,886	8,456
Net investment income (loss)	(20,226)	64,306	(39,787)	(39,251)	(10,315)	(28,601)	10,150	48,288	(3,412)	10,738
Realized gains on investments:
Realized gain distributions	—	—	—	263,965	—	—	—	—	—	4,790
Realized gain (loss) on investments	—	1,564	17,756	8,724	6,644	16,093	2,457	14,709	25,371	8,086
Realized gains (losses)	—	1,564	17,756	272,689	6,644	16,093	2,457	14,709	25,371	12,876
Change in unrealized appreciation
(depreciation) on investments	—	131,194	949,220	(21,338)	405,548	137,127	(10,305)	164,055	255,391	(28,205)
Net increase (decrease) in net
assets resulting from operations
	$(20,226)	$197,064	$927,189	$212,100	$401,877	$124,619	$2,302	$227,052	$277,350	$(4,591)
See accompanying notes to financial statements

(1) Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

3

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE
Statements of Changes in Net Assets
Years ended December 31, 2012 and 2011

	Cash Management		Fund for Income (1)		Growth and Income		Special Situations (1)		Blue Chip		International
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets
from operations:
Net investment income (loss)	$(20,226)	$(10,239)	$64,306	$52,875	$(39,787)	$(8,262)	$(39,251)	$(26,952)	$—	$(5,187)	$(10,315)	$4,628
Realized gain distributions	—	—	—	—	—	—	263,965	—	—	—	—	—
Realized (gain) loss on investments	—	—	1,564	(2,532)	17,756	(2,599)	8,724	18,319	—	15,610	6,644	(5,244)
Change in unrealized appreciation (depreciation) on investments	—	—	131,194	(10,706)	949,220	46,307	(21,338)	12,431	—	(11,679)	405,548	(22,399)
Net increase (decrease) in net assets resulting from operations	(20,226)	(10,239)	197,064	39,637	927,189	35,446	212,100	3,798	—	(1,256)	401,877	(23,015)
From contract transactions:
Net insurance premiums from contract owners	328,974	592,794	1,434,012	285,703	3,047,193	916,501	1,454,706	515,711	—	350,563	908,380	412,084
Transfers between sub-accounts	69,767	6,759	33,564	19,390	(136,920)	1,592,148	34,163	(18,542)	—	(1,590,766)	(166,294)	12,942
Cost of insurance (note 5)	(11,792)	(6,064)	(20,293)	(11,247)	(83,092)	(40,282)	(32,072)	(21,221)	—	(16,647)	(26,380)	(18,932)
Transfers for contract benefits and terminations	(69,428)	(18,595)	(121,042)	(23,698)	(86,114)	(122,113)	(24,969)	(58,585)	—	(44,379)	(43,022)	(60,910)
Increase (decrease) in net assets derived from
contract transactions	317,521	574,894	1,326,241	270,148	2,741,067	2,346,254	1,431,828	417,363	—	(1,301,229)	672,684	345,184
Net increase (decrease) in net assets	297,295	564,655	1,523,305	309,785	3,668,256	2,381,700	1,643,928	421,161	—	(1,302,485)	1,074,561	322,169
Net assets:
Beginning of year	902,234	337,579	1,249,530	939,745	5,401,120	3,019,420	2,314,388	1,893,227	—	1,302,485	1,888,515	1,566,346
End of year	$1,199,529	$902,234	$2,772,835	$1,249,530	$9,069,376	$5,401,120	$3,958,316	$2,314,388	$—	$—	$2,963,076	$1,888,515

4

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE
Statements of Changes in Net Assets
Years ended December 31, 2012 and 2011

	Select Growth		Government		Investment Grade		Equity Income (1)		Target Maturity 2015
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets
from operations:
Net investment income (loss)	$(28,601)	$(11,435)	$10,150	$13,418	$48,288	$48,521	$(3,412)	$2,886	$10,738	$8,047
Realized gain distributions	—	—	—	—	—	—	—	—	4,790	5,363
Realized (gain) loss on investments	16,093	4,166	2,457	2,389	14,709	9,200	25,371	3,511	8,086	3,226
Change in unrealized appreciation (depreciation) on investments	137,127	37,148	(10,305)	16,786	164,055	17,492	255,391	13,332	(28,205)	6,078
Net increase (decrease) in net assets resulting from operations	124,619	29,879	2,302	32,593	227,052	75,213	277,350	19,729	(4,591)	22,714
From contract transactions:
Net insurance premiums from contract owners	1,022,034	497,005	872,317	295,283	1,626,562	541,889	1,049,960	627,998	57,572	52,262
Transfers between sub-accounts	15,071	(6,922)	93,732	(3,483)	65,421	(30,717)	(19,224)	22,377	10,720	(3,080)
Cost of insurance (note 5)	(15,857)	(6,000)	(19,000)	(11,414)	(29,653)	(18,792)	(38,580)	(28,855)	(7,341)	(6,317)
Transfers for contract benefits and terminations	(6,208)	(20,712)	(126,966)	(30,647)	(165,525)	(231,249)	(161,813)	(95,686)	(2)	(4,696)
Increase (decrease) in net assets derived from
contract transactions	1,015,040	463,371	820,083	249,739	1,496,805	261,131	830,343	525,834	60,949	38,169
Net increase (decrease) in net assets	1,139,659	493,250	822,385	282,332	1,723,857	336,344	1,107,693	545,563	56,358	60,883
Net assets:
Beginning of year	992,427	499,177	1,120,382	838,050	1,915,310	1,578,966	2,746,570	2,201,007	449,928	389,045
End of year	$2,132,086	$992,427	$1,942,767	$1,120,382	$3,639,167	$1,915,310	$3,854,263	$2,746,570	$506,286	$449,928
See accompanying notes to financial statements

(1) Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and

5

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE

Notes to Financial Statements

December 31, 2012

(1)	Organization

First Investors Modified Single Premium Variable Life (Separate Account E), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Department of Financial Services.Assets of Separate Account E have been used to purchase shares of First Investors Life Series Funds (the Funds), an open-end diversified management investment company registered under the 1940 Act.The contract holder directs the deposits into the sub-accounts that comprise Separate Account E and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the following underlying fund portfolios: Cash Management, Fund for Income, Growth and Income, Special Situations, International, Select Growth, Government, Investment Grade, Opportunity, Total Return, Equity Income, and Target Maturity 2015. The Total Return Fund and the Opportunity Fund were launched on December 17, 2012.  There were no transactions in the Total Return Fund and Opportunity Fund sub-accounts in 2012.

In 2011the Blue Chip merged into the Growth and Income Fund. Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

(2)	Significant Accounting Practices

(a)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 12, 2013, were evaluated in the preparation of the financial statements.

(c)	Investments

Shares of the Funds held by Separate Account E are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

(d)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

 (Continued)

6

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE

Notes to Financial Statements

December 31, 2012

(e)       Federal Income Taxes

Separate Account E is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account E will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account E.

(3)	Investments

Investments consist of the following at December 31, 2012:

	2012
		Net asset	Market
	Shares	value	value	Cost
First Investors Life Series Fund:
Cash Management	1,199,529	$1.00	$1,199,529	$1,199,529
Fund for Income	406,919	6.81	2,772,835	2,650,633
Growth and Income	274,206	33.08	9,069,376	8,149,007
Special Situations	125,384	31.57	3,958,316	3,702,121
International	151,382	19.57	2,963,076	2,677,242
Select Growth	222,500	9.58	2,132,086	1,897,069
Government	186,415	10.42	1,942,767	1,910,542
Investment Grade	314,544	11.57	3,639,167	3,400,999
Equity Income	235,651	16.36	3,854,263	3,495,388
Target Maturity 2015	32,488	15.58	506,286	487,382

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2012 were as follows:

	2012
	Purchases	Sales
Cash Management	$398,740	$101,445
Fund for Income	1,565,734	175,187
Growth and Income	3,136,712	435,432
Special Situations	1,768,369	111,827
International	940,907	278,537
Select Growth	1,037,846	51,407
Government	1,004,533	174,300
Investment Grade	1,789,421	244,328
Equity Income	1,106,434	279,503
Target Maturity 2015	92,277	15,800

7

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE

Notes to Financial Statements

December 31, 2012

Separate Account E utilizes various methods to measure the fair value of its financial instruments on a recurring basis.Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods.The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account E has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account E’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value Separate Account E’s investments assets that are carried at fair value as of December 31, 2012 is as follows:

	2012
			Level 2
			other	Level 3
			significant	significant
		Level 1	observable	unobservable
	Total	quoted prices	inputs	inputs
Cash Management	$1,199,529	$1,199,529	$—	$—
Fund for Income	2,772,835	2,772,835	—	—
Growth and Income	9,069,376	9,069,376	—	—
Special Situations	3,958,316	3,958,316	—	—
International	2,963,076	2,963,076	—	—
Select Growth	2,132,086	2,132,086	—	—
Government	1,942,767	1,942,767	—	—
Investment Grade	3,639,167	3,639,167	—	—
Equity Income	3,854,263	3,854,263	—	—
Target Maturity 2015	506,286	506,286	—	—
	$32,037,701	$32,037,701	$—	$—

There were no transfers between Level 1 and Level 2 or Level 3 during the year ended December 31, 2012 and 2011.

 (Continued)

8

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE

Notes to Financial Statements

December 31, 2012

(4)      Changes in Units

The changes in units outstanding for the years ended December 31, 2012 and 2011 were as follows:

	2012			2011
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Cash Management	699,827	(673,432)	26,395	378,484	(328,352)	50,132
Fund for Income	101,782	(11,849)	89,933	24,325	(5,031)	19,294
Growth and Income	217,380	(19,890)	197,490	214,637	(18,082)	196,555
Special Situations	92,818	(6,305)	86,513	33,974	(8,435)	25,539
Blue Chip	—	—	—	32,599	(150,209)	(117,610)
International	59,820	(16,368)	43,452	32,702	(8,564)	24,138
Select Growth	98,678	(10,930)	87,748	49,793	(3,686)	46,107
Government	69,269	(11,894)	57,375	23,072	(5,724)	17,348
Investment Grade	119,784	(19,587)	100,197	41,133	(23,642)	17,491
Equity Income	86,412	(26,693)	59,719	53,733	(11,300)	42,433
Target Maturity 2015	10,574	(6,972)	3,602	4,750	(2,463)	2,287

(5)       Separate Account Charge and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Modified Single Premium Variable Life Contracts, FIL computes the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value.This deduction is assessed through a reduction of units.

A monthly charge is also made to Separate Account E for the cost of insurance protection.This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

 (Continued)

9

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE

Notes to Financial Statements

December 31, 2012

(6)       Financial Highlights Table

	Net assets
				Investment
				income	Expense ratio	Total
	Units 1	Unit value ($)	($000s)	ratio (%) 2	(%) 3	return (%) 4
Cash Management:
December 31,
2012	106,491	11.263	1,200	0.00	0.00	0.00
2011	80,096	11.263	902	0.00	0.00	0.00
2010	29,963	11.263	338	0.00	0.00	0.00
2009	18,260	11.263	206	0.13	0.00	0.17
2008	11,469	11.244	129	2.21	0.00	2.03

Fund for Income
December 31,
2012	184,290	15.047	2,773	5.03	0.00	13.51
2011	94,357	13.256	1,250	6.59	0.00	5.66
2010	75,063	12.547	940	7.18	0.00	13.71
2009	65,467	11.034	721	9.37	0.00	35.15
2008	50,144	8.164	410	7.24	0.00	-25.86

Growth and Income:
December 31,
2012	656,493	13.806	9,069	1.20	0.00	17.46
2011	459,003	11.755	5,401	1.50	0.00	2.37
2010	262,448	11.483	3,019	1.03	0.00	16.19
2009	234,741	9.883	2,321	1.81	0.00	28.04
2008	201,654	7.718	1,556	1.36	0.00	-35.22

Special Situations:
December 31,
2012	242,449	16.314	3,958	8.86	0.00	10.01
2011	155,936	14.830	2,314	0.46	0.00	2.24
2010	130,397	14.504	1,893	0.82	0.00	26.57
2009	120,529	11.459	1,383	1.22	0.00	30.76
2008	106,071	8.763	930	0.37	0.00	-33.25

Blue Chip: 4
December 31,
2011	—	—	—	1.43	0.00	1.38
2010	117,610	11.074	1,302	1.51	0.00	10.22
2009	105,810	10.047	1,063	2.07	0.00	21.61
2008	88,356	8.262	730	1.32	0.00	-32.08

 (Continued)

10

FIRST INVESTORS LIFE
MODIFIED SINGLE PREMIUM VARIABLE LIFE

Notes to Financial Statements

December 31, 2012

	Net assets
				Investment
				income	Expense ratio	Total
	Units 1	Unit value ($)	($000s)	ratio (%) 2	(%) 3	return (%) 4
International:
December 31,
2012	189,438	15.638	2,963	1.32	0.00	20.85
2011	145,987	12.940	1,889	2.00	0.00	0.64
2010	121,849	12.858	1,566	0.00	0.00	13.45
2009	119,327	11.333	1,352	4.19	0.00	23.24
2008	97,708	9.196	899	0.18	0.00	-41.89
Select Growth:
December 31,
2012	185,750	11.475	2,132	0.04	0.00	13.30
2011	98,002	10.128	992	0.12	0.00	5.25
2010	51,894	9.623	499	0.15	0.00	21.10
2009	32,759	7.946	260	0.00	0.00	9.90
2008	17,608	7.230	127	0.11	0.00	-41.47
Government:
December 31,
2012	139,576	13.947	1,943	2.37	0.00	1.95
2011	82,202	13.681	1,120	3.16	0.00	5.41
2010	64,853	12.979	838	3.59	0.00	4.82
2009	50,309	12.382	623	3.73	0.00	4.28
2008	40,965	11.874	487	3.80	0.00	6.93
Investment Grade:
December 31,
2012	241,820	15.065	3,639	3.45	0.00	11.23
2011	141,622	13.543	1,915	4.52	0.00	6.23
2010	124,131	12.749	1,579	4.34	0.00	9.26
2009	97,277	11.669	1,135	5.44	0.00	20.94
2008	62,879	9.648	607	4.94	0.00	-11.60
Equity Income
December 31,
2012	287,034	13.416	3,854	1.64	0.00	11.20
2011	227,315	12.065	2,747	1.86	0.00	1.53
2010	184,882	11.883	2,201	2.05	0.00	13.84
2009	176,947	10.394	1,840	2.99	0.00	21.03
2008	160,323	8.588	1,377	1.84	0.00	-29.41
Target Maturity 2015:
December 31,
2012	34,667	14.601	506	5.00	0.00	0.84
2011	31,065	14.480	450	3.54	0.00	7.14
2010	28,779	13.515	389	3.94	0.00	8.58
2009	29,568	12.447	368	3.43	0.00	-2.22
2008	24,460	12.730	311	3.73	0.00	14.56

 (Continued)

11

FIRST INVESTORS LIFE

MODIFIED SINGLE PREMIUM VARIABLE LIFE

Notes to Financial Statements

December 31, 2012

1	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.These ratios exclude those expenses, such as the separate account charge, that are assessed against contract owner accounts either through reductions in unit values or redemption of units.The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

3
These amounts represent the annualized contract expenses of the separate account, for the periods indicated.There are no expenses that result in a direct reduction in unit value. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4	The Blue Chip Fund merged into the Growth and Income Fund on December 9, 2011.The 2011 total return was calculated for the period January 1, 2011 to December 9, 2011.

The Total Return Fund and the Opportunity Fund were launched on December 17, 2012.There were no transactions in the Total Return Fund and Opportunity Fund sub-accounts in 2012.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise Modified Single Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) (“Separate Account E”), as of December 31, 2010, and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 2010 and 2009 for each of the individual sub-accounts which comprise Separate Account E. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Separate Account E’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account E’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2010 by correspondence with Separate Account E’s custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY

Statutory Financial Statements

December 31, 2012, 2011 and 2010

(With Independent Auditors’ Report)

FIRST INVESTORS LIFE INSURANCE COMPANY

Independent Auditors’ Report

The Board of Directors
First Investors Life Insurance Company:

We have audited the accompanying financial statements of First Investors Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the two-year period ended December 31, 2012, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by New York State Department of Financial Services.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s  preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by First Investors Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance  Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the two years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2012 and 2011, and the results of its operations and its cash flow for each of the years in the two-year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental schedules is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

 (signed) KPMG LLP

New York, New York
April 12, 2013

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

DECEMBER 31, 2012 AND 2011

(in US Dollars)

	2012	2011
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2012 - $318,463,077; 2011 - $257,633,168)	$290,825,789	$243,249,413
Cash and cash equivalents	9,884,804	9,714,016
Receivable for securities	-	19,687
Policy loans	76,125,458	72,812,679

Total Cash and Invested Assets	376,836,051	325,795,795

Deferred and uncollected premiums	3,401,319	3,552,940
Accrued investment income	6,477,851	5,599,625
Admitted deferred tax assets	4,605,000	2,022,000
Current income tax recoverable	1,826,014	1,307,721
Other assets	186,726	912,555

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	393,332,961	339,190,636

Separate account assets	947,792,269	852,967,524

TOTAL ADMITTED ASSETS	$1,341,125,230	$1,192,158,160

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$230,277,074	$217,122,745
Annuity reserves	104,884,719	73,086,652
Claims and other contract liabilities	10,712,767	12,534,070
Interest Maintenance Reserve	1,893,594	2,159,926
Asset Valuation Reserve	1,639,367	1,319,019
Accounts payable and accrued liabilities	6,101,557	4,369,218
Net transfers due from separate accounts	(8,701,513)	(7,938,129)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	346,807,565	302,653,501

Separate account liabilities	947,792,269	852,967,524

TOTAL LIABILITIES	1,294,599,834	1,155,621,025

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	37,491,054	27,502,793

TOTAL CAPITAL AND SURPLUS	46,525,396	36,537,135

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$1,341,125,230	$1,192,158,160

See accompanying notes to statutory financial statements.

3

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2012,  2011 AND 2010

(in US Dollars)

	2012	2011	2010
REVENUES
Premiums and annuity considerations	$126,596,628	$111,614,429	$101,563,898
Investment income	16,972,883	15,051,259	16,210,824
Amortization of interest maintenance reserve	596,710	712,097	(12,811)
Income from fees associated with investment management, administration & contract guarantees from separate accounts	7,640,369	7,226,534	6,853,452
Other income	207,586	217,616	230,497

TOTAL REVENUES	152,014,176	134,821,935	124,845,860

BENEFITS AND EXPENSES
Benefits payable and changes in contract liabilities	85,902,743	83,274,577	91,221,227
Increase in reserve for life and health policies	44,952,396	35,814,274	38,090,900
Net transfers to (from) separate accounts	(16,675,633)	(21,538,235)	(40,931,118)
Commissions and expense allowances	10,014,724	10,055,772	9,894,879
Operating expenses	13,404,633	12,848,667	12,966,975

TOTAL BENEFITS AND EXPENSES	137,598,863	120,455,055	111,242,863

Net gain from operations before dividends to policyholders and federal income taxes	14,415,313	14,366,880	13,602,997
Dividends to policyholders	809,050	783,911	762,433

Net gain from operations before federal income taxes	13,606,263	13,582,969	12,840,564
Federal income tax	3,311,512	3,297,629	725,389

NET GAIN FROM OPERATIONS	10,294,751	10,285,340	12,115,175
Net realized capital losses	-	(113,631)	(370,549)

NET INCOME	$10,294,751	$10,171,709	$11,744,626

See accompanying notes to statutory financial statements.

4

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

(in US Dollars)
	2012	2011	2010

BALANCE AT BEGINNING OF YEAR	$36,537,135	$28,474,790	$120,027,242
Net income	10,294,751	10,171,709	11,744,626
Change in unrealized gain (loss) on investments	(4,873)	650	161,535
Change in Asset Valuation Reserve	(320,349)	(172,898)	(87,223)
Change in nonadmitted assets	315,606	32,288	1,674,003
Change in net deferred income taxes	(7,581)	(25,404)	(2,045,393)
Change in accounting principle	2,460,707	-	-
Dividends to stockholders	(2,750,000)	(1,944,000)	(103,000,000)

BALANCE AT END OF YEAR	$46,525,396	$36,537,135	$28,474,790

See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2012, 2011 and 2010
(in US Dollars)
	2012	2011	2010

Cash flows from operating activities:
Premiums and other insurance amounts received	$126,669,195	$111,205,061	$102,280,434
Investment income received	18,596,294	15,863,077	17,697,022
Other receipts	7,847,955	7,444,150	7,083,949
Benefits and contract liabilities paid	(88,279,260)	(82,653,064)	(92,409,608)
Commissions and general expenses paid	(26,742,790)	(25,965,461)	(27,764,300)
Net transfers to separate accounts	15,912,249	20,672,902	40,776,817
Net cash provided by operating activities	54,003,643	46,566,665	47,664,314
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	33,166,352	31,198,359	187,141,623
Purchase of investments securities	(80,936,428)	(69,687,171)	(126,831,071)
Purchase of furniture, equipment and other assets	-	(81,714)	(7,034)
Net increase in policy loans	(3,312,779)	(4,172,562)	(4,525,684)
Net cash provided by (used for) investing activities	(51,082,855)	(42,743,088)	55,777,834
Cash flows from financing activities:
Dividends paid	(2,750,000)	(1,944,000)	(103,000,000)
Net cash used for financing activities	(2,750,000)	(1,944,000)	(103,000,000)

Net increase (decrease) in cash and short term investments	170,788	1,879,577	442,148
Cash and short term investments:
Beginning of year	9,714,016	7,834,439	7,392,291
End of year	$9,884,804	$9,714,016	$7,834,439

The company paid federal income tax of $3,948,293 in 2012, $3,226,359 in 2011 and $6,046,000 in 2010.
See accompanying notes to statutory financial statements.

6)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(1)	Nature of Operations

First Investors Life Insurance Company (“the Company”) is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”). The principal affiliates of the Company are: First Investors Corporation (Broker-Dealer), First Investors Management Company, Inc. (Mutual Fund Management Company), Administrative Data Management Corporation (Transfer Agent) and First Investors Advisory Services, LLC. The Company predominately writes variable annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.

This basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 3.75 – 5%, variable annuity C is valued using VACARVM at 4.25% to 5.25%, and variable annuity D is valued using VACARVM at 5% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b)	certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets);

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available-for-sale are recorded at amortized cost rather than estimated fair value; and

(h)	The statutory statements of cash flow do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Certain 2011 amounts included in the statutory financial statements have been reclassified to conform to the presentation adopted in 2012.

As discussed in note 14, effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles (SSAP) 101 which replaces SSAP 10R.  In previous years, under SSAP 10R, only temporary timing differences which were recognized as deferred tax assets and that reversed within one year were treated as admitted assets, subject to a maximum of 10% of surplus.  In 2012, under SSAP 101, existing temporary timing differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus. Additionally, pursuant to SSAP 101, gross deferred tax assets are first reduced by a statutory valuation allowance adjusted to an amount that is more likely than not to be realized (adjusted gross deferred tax assets).  Adjusted gross deferred tax assets are then admitted as prescribed by SSAP 101. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(3)	Other Significant Accounting Practices

(a)	Cash and Short-term Investments

Cash and cash equivalents include short-term investments with original maturities of three months or less. The carrying amounts for cash and short-term investments approximate their fair values.  Short-term investments are carried at amortized cost.

(b)	Bonds

Bonds are reported at amortized cost.  Amortization of premiums and accretion of discounts on bonds are recognized using a method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds is based on quoted market prices, where available or is estimated using values from independent pricing services.

(c)	Impairment of Invested Assets

The Company regularly reviews fixed maturity securities to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.  Investments are deemed to be impaired when there is no longer reasonable assurance of timely collection of the full amount of the principal and interest due.  The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(d)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

Depreciation and amortization are recorded in net income on the statement of statutory income and are calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $46,367, $41,403, $51,728 was included in net income for 2012, 2011 and 2010, respectively.  Amortization of leasehold improvements of $26,598, $31,918, $31,918 was included in net income for 2012, 2011 and 2010, respectively, and all remaining leasehold improvements totaling $159,590 were written off in 2012.

(e)	Policy loans

The carrying amounts for policy loans approximate their fair values.

(f)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses.  Investments are assigned a NAIC rating which is used in the AVR computation.

(g)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(h)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent net premiums received plus accumulated interest.

(i)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

(j)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s balance sheet. Premiums and annuity considerations received from the Company’s variable annuity and life products comprise approximately 60% in 2012 and 55% in 2011 of the Company’s total premiums and annuity considerations received.

(k)	Separate Accounts

Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company. The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities.

(l)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 12, 2013, have been evaluated in the preparation of the financial statements.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(4)	Investments

Investment income for the years indicated consists of the following:

	2012	2011	2010
Interest on fixed maturities	$12,968,453	$11,266,513	$12,679,583
Interest on short term investments	3,642	77	19,106
Interest on policy loans	4,560,522	4,304,984	4,053,147
Total investment income	17,532,617	15,571,574	16,751,836
Investment expense	559,734	520,315	541,012
Net investment income	$16,972,883	$15,051,259	$16,210,824

There was no investment income deducted or excluded as nonadmitted.

The amortized cost and estimated fair value of investments at December 31, 2012 and 2011 are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2012:

U.S. Treasury securities and obligations of U.S. Gov’t corps and agencies	$16,315,711	$1,099,382	$-	$17,415,093
Debt securities issued by states of the U.S.	24,349,108	3,558,141	-	27,907,249
Corporate debt securities	250,160,970	23,063,070	83,305	273,140,735
	$290,825,789	$27,720,593	$83,305	$318,463,077

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2011:
U.S. Treasury securities and obligations of
U.S. Gov’t corps and agencies	$23,845,642	$1,387,063	$9,055	$25,223,650
Debt securities issued by
states of the U.S.	23,799,395	2,675,367	-	26,474,762
Corporate debt securities	195,604,376	11,638,466	1,308,086	205,934,756
	$243,249,413	$15,700,896	$1,317,141	$257,633,168

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2012		December 31, 2011
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$7,018,160	$83,305	$41,027,262	$1,317,141
12 months or more	-	-	-	-
	$7,018,160	$83,305	$41,027,262	$1,317,141

The amortized cost and estimated fair value of bonds at December 31, 2012, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
		Estimated
	Amortized	fair
	Cost	value

Due in one year or less	$7,551,457	$7,618,030
Due after one year through five years	66,768,100	73,569,353
Due after five years through ten years	174,409,398	190,450,003
Due after ten years	42,096,834	46,825,691
	$290,825,789	$318,463,077

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

Proceeds from sales of investments in bonds were $31,361,287, $31,198,359 and $186,553,704 in 2012, 2011 and 2010, respectively. Gross gains of $692,767 and gross losses of $192,275 were realized on those sales in 2012.  Gross gains of $251,696 and gross losses of $274,116 were realized on those sales in 2011. Gross gains of $7,532,336 and gross losses of $243,963 were realized on those sales in 2010. Realized gains (losses) transferred to the IMR were $330,378 in 2012, $60,199 in 2011, and $4,863,639 in 2010.

(5)	Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, various methods are used including market, income and cost approaches. Based on these approaches, certain assumptions that market participants would use in pricing the asset or liability are used, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated, or generally unobservable firm inputs. Valuation techniques used, maximize the use of observable inputs and minimize the use of unobservable inputs. Financial instruments measured at fair value are categorized according to the fair value hierarchy prescribed by SSAP 100, based on the observability of inputs used in the valuation techniques. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

●	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.
●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.

●	Level 3: Fair value measurements using significant inputs that are not readily observable in the market.

Level 1 consists of financial instruments whose value is based on quoted market prices such as exchange-traded mutual funds and listed equities.

Level 2 includes financial instruments that are valued using models or other valuation methodologies. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace,

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

Level 3 is comprised of financial instruments whose fair value is estimated based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.  The Company does not have any Level 3 assets or liabilities.

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company’s insurance contracts other than investment – type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2012
Bonds	$-	$318,463,077	$-	$318,463,077	$290,825,789
Cash, cash equivalents and short-term securities	9,884,804		-	9,884,804	9,884,804
Separate account assets	947,792,269	-	-	947,792,269	947,792,269
	957,677,073	318,463,077	-	1,276,140,150	1,248,502,862
December 31, 2011
Bonds	-	257,633,168	-	257,633,168	243,249,413
Cash, cash equivalents and short-term securities	9,714,016		-	9,714,016	9,714,016
Separate account assets	852,967,524	-	-	852,967,524	852,967,524
	862,681,540	257,633,168	-	1,120,314,708	1,105,930,953

There were no transfers between levels in 2012 and 2011.

15	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FICC, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2012, 2011 and 2010, the Company charged operations $88,036, $101,967, and $103,000, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with  nonaffiliates as follows:

(a)
The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 56% of its net life insurance in force at December 31, 2012 and 54.5% at December 31, 2011.  The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

16	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During, the years ended December 31, 2012, 2011 and 2010, the Company paid approximately $2,707,701, $2,593,605, and $2,748,000, respectively, for these services. In addition, the Company reimbursed an affiliate $10,316,931 in 2012, $10,292,575 in 2011, and $6,681,000 in 2010 for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a)	Participating business represented 1.6% and 1.8% of individual life insurance in force at December 31, 2012 and 2011, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $37,491,054 and $27,502,793 at December 31, 2012 and 2011, respectively, and was earned partly by the participating account and partly by the nonparticipating account.  Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the New York State Department of Financial Services.

During 2012 and 2011 the Company paid ordinary dividends of $2,750,000 and $1,944,000, respectively.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit,

17	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2012 and 2011.

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2012	2011
Unrealized gains (losses)	$(4,223)	650
Nonadmitted assets	2,731,715	5,508,029
Asset valuation reserve	1,639,367	1,319,019
Deferred tax assets	7,003,986	7,011,567

(10)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

(c)	As of December 31, 2012 the Company has $168,022,038 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula.  Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

(g)	There are no significant other increases (net).

18	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2012 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	411,733,144	78.39%
At book value	102,321,458	19.48%
Not subject to discretionary withdrawal	11,206,486	2.13%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	525,261,088	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$525,261,088	100.00%

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2011.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	385,605,339	82.52%
At book value	70,140,636	15.01%
Not subject to discretionary withdrawal	11,544,615	2.47%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	467,290,590	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$467,290,590	100.00%

19	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2012 were:

	Gross	Net	Loading
Type:
Ordinary new business	$344,146	247,928	96,218
Ordinary renewal	2,549,735	3,153,391	(603,656)
Total	$2,893,881	3,401,319	(507,438)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2011 were:

	Gross	Net	Loading
Type:
Ordinary new business	$363,353	262,381	100,972
Ordinary renewal	2,971,610	3,290,559	(318,949)
Total	$3,334,963	3,552,940	(217,977)

(13)	Separate Accounts

General Nature and Characteristics

The Company has two nonguaranteed separate accounts which fund both limited pay variable life insurance policies and single premium variable life policies and three nonguaranteed separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.

The two variable life policies are a fixed premium product and single premium product with a minimum guaranteed death benefit.

20	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

		Annuities
	Variable life	variable	Total
Premiums and considerations	$37,677,851	$23,879,030	$61,556,881
Reserves at December 31, 2012:
With assets at market value	526,947,725	411,733,144	938,680,869
Subject to discretionary
withdrawal at market value	526,947,725	411,733,144	938,680,869

Reconciliation of net transfers to (from) separate accounts are as follows:

	2012	2011
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$61,556,881	$52,192,347
Transfers from separate accounts as contained in
the annual statement of the separate accounts	85,763,791	81,052,313
	(24,206,910)	(28,859,966)
Reconciling items:
Other	(109,092)	95,197
	$(24,316,002)	$(28,764,769)

(14)	Federal Income Taxes

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company adopted SSAP 101, a replacement of SSAP No. 10R, effective January 1, 2012.  The December 31, 2011 balances and related disclosures are calculated and presented pursuant to SSAP 10R. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707. The December 31, 2012 balances and related disclosures are calculated and presented pursuant to SSAP 101.

21	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2012	2011	Change
	Ordinary	Ordinary	Ordinary
Total gross deferred tax assets	$7,078,000	$7,111,000	$(33,000)
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	7,078,000	7,111,000	(33,000)
Deferred tax assets nonadmitted	(2,398,986)	(4,989,567)	2,590,581
Subtotal net admitted deferred tax assets	4,679,014	2,121,433	2,557,581
Deferred tax liabilities	(74,014)	(99,433)	25,419
Net admitted deferred tax assets	$4,605,000	$2,022,000	$2,583,000

The amount of deferred tax assets admitted under each component of SSAP 101 for 2012 are as follows:

2012
Ordinary

Federal income taxes paid in prior years recoverable through loss carrybacks (11.a.)	$4,605,000
Admitted under paragraph 11.b.	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	74,014
Deferred tax assets admitted as the result of application of SSAP No. 101	$4,679,014

The amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP 10R for 2011 are as follows:

2011
Ordinary
Admitted under paragraph 10.a. from prior years income taxes paid that can be recovered through loss carrybacks	$2,022,000
Admitted under paragraph 10.b.	-
Adjusted gross DTAs offsetting existing DTLs, admitted under paragraph 10.c.	99,433
Total admitted from the application of paragraph 10.a. - 10.c.	$2,121,433

22	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

The Company did not elect to admit deferred tax assets pursuant to Paragraph 10.e. of SSAP 10R for 2011 and 2010.

The change in deferred tax assets admitted under each component of SSAP 101 between 2012 and 2011 are as follows:

Change
Ordinary

Federal income taxes paid in prior years recoverable through loss carrybacks (2012 - 11.a. less 2011 - 10.a.)	$2,583,000
Adjusted gross DTAs expected to be realized after application of the threshold limitations	-
Adjusted gross DTAs offset by gross DTLs (2012 - 11.c. less 2011 - 10.c.)	(25,419)
Deferred tax assets admitted as the result of application of SSAP No. 101	2,557,581

The ratios used for the threshold limitation for 11.b. above are as follows:

	2012	2011

Ratio percentage used to determine recovery period and threshold limitation amount	1149%	1060%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$43,912,450	$36,190,166

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.

There are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

23	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2012	2011	Change
Deferred tax assets:
Policyholder dividend provision	$247,000	249,000	(2,000)
Deferred acquisition costs	5,158,000	4,959,000	199,000
Reserves	1,163,000	1,231,000	(68,000)
Deferred compensation	436,000	616,000	(180,000)
Other	74,000	56,000	18,000
	7,078,000	7,111,000	(33,000)
Nonadmitted deferred tax assets	(2,398,986)	(4,989,567)	2,590,581
	4,679,014	2,121,433	2,557,581
Deferred tax liabilities:
Depreciation	10,000	43,000	(33,000)
Bond discount	64,014	56,433	7,581
Net admitted deferred taxes	$4,605,000	2,022,000	2,583,000

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2012 and 2011 was $0 for each year, respectively.

The realization of the deferred tax asset is dependent upon the Company’s ability to generate sufficient taxable income in future periods.  Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2012	2011	Change
Total deferred tax assets	$7,078,000	$7,111,000	$(33,000)
Total deferred tax liabilities	(74,014)	(99,433)	25,419
Net deferred tax assets (liabilities)	7,003,986	7,011,567	(7,581)
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$7,003,986	$7,011,567	$(7,581)

24	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2012			2011
		Tax effect	Tax		Tax effect	Tax
	Amount	35%	Rate	Amount	35%	Rate
Income before taxes	$13,606,263	4,762,192	35%	13,582,969	4,754,039	35%
Dividends received deduction	(2,918,201)	(1,021,370)	(8)%	(3,033,827)	(1,061,839)	(8)%
Other	(1,204,939)	(421,729)	(3)%	(1,054,763)	(369,167)	(3)%
Total	9,483,123	3,319,093	24%	9,494,379	3,323,033	24%

	2010
		Tax effect	Tax
	Amount	35%	Rate
Income before taxes	$12,840,564	4,494,197	35%
Dividends received deduction	(2,551,270)	(892,944)	(7)%
Other	(2,372,774)	(830,471)	(6)%
Total	7,916,520	2,770,783	22%

	2012	2011	2010
Federal income taxes incurred	$3,311,512	3,297,629	725,389
Change in net deferred income tax assets	7,581	25,404	2,045,393
Total tax provision	$3,319,093	3,323,033	2,770,782

Effective rate	24%	24%	22%

As of December 31, 2012, there are no operating loss, net capital loss or tax credit carryforwards available for tax purposes.

The amount of Federal income taxes incurred for the years ended December 31, 2012, 2011 and 2010 that are available for recoupment in the event of future net losses are $3,430,912, 3,356,707, and $4,072,641, respectively.

The aggregate amount of deposits admitted under Section 6603 of the Internal Revenue Code is $0.

25	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Supplementary Schedule - Reinsurance

For the years ended December 31, 2012 and 2011

(in US Dollars)

The amount of life insurance in force (in $000’s) for the years ended December 31 is:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2012	$9,840,047	$5,476,106	$4,363,941
2011	9,456,964	5,155,615	4,301,349

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount

2012
Life insurance	$71,792,901	$4,722,513	$67,070,388
Annuity	59,520,689	-	59,520,689
Supplementary contracts	-	-	-
Accident and health	5,551	-	5,551
	$131,319,141	$4,722,513	$126,596,628

2011
Life insurance	$67,380,689	$4,261,946	$63,118,743
Annuity	48,491,082	-	48,491,082
Supplementary contracts	-	-	-
Accident and health	4,604	-	4,604
	$115,876,375	$4,261,946	$111,614,429

26

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors First Investors Life Insurance Company New York, New York

We have audited the accompanying statement of admitted assets, liabilities, and capital and surplus -- statutory basis -- of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the related statements of income and cash flows -- statutory basis -- and changes in capital and surplus -- statutory basis -- for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed by insurance regulatory authorities, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

PART C: OTHER INFORMATION

Item 26.                      Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account E. /2/
(b)	Not applicable.
(c)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Separate Account E and First Investors Corporation. /4/
(d)	Specimen Modified Single Premium Variable Life Insurance Policy issued by First Investors Life Insurance Company for participation in Separate Account E. /2/
(e)	Form of application used with Policies. /2/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(2) By-laws of First Investors Life Insurance Company. /1/
(g)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /3/
(l)	Not applicable.
(m)	Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus and Statement of Additional Information.
(n)	Consents of Independent Certified Public Accountants. /6/
(o)	Not applicable.
(p)	Not applicable.
(q)	The Registrant claims an exemption pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act to the extent necessary with respect to all procedures disclosed in this Registration Statement.
(r)	Powers of Attorney for Signatories. /5/
________________________
/1/
Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 002-98410) filed on May 19, 1997 by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B).

/2/	Incorporated herein by reference to this Registration Statement as initially filed on April 1, 2005.
/3/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on August 24, 2005.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 6 to this Registration Statement filed on April 28, 2011.
/5/	Incorporated herein by reference to the initial Registration Statement on Form N-4 filed by First Investors Life Variable Annuity Fund D (File Nos. 333-186359; 811-08205) on January 31, 2013.

/6/	Filed herewith.

Item 27.                    Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 55 Broadway, New York, New York 10006):

Name and Principal	Position and Office with
Business Address	First Investors Life Insurance Company

Carol Lerner Brown	Secretary

Pratibha Canaran	Vice President - Finance

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon	Senior Vice President and Comptroller
Raritan Plaza 1
Edison, NJ 08837

Steven Guterman	Director

Jason Helbraun	Assistant Vice President

William M. Lipkus	Chairman, Vice President, Chief Financial Officer, Treasurer, Chief Administrative Officer and
Raritan Plaza 1	Director
Edison, NJ 08837

Martha E. Marcon	Director

Loretta McCarthy	Director

George S. Mohacsi	Director

Glen Mueller	Vice President and Chief Underwriter
Raritan Plaza 1
Edison, NJ 08837

David Schimmel	Vice President
Raritan Plaza 1
Edison, NJ 08837

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 28.            Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company.  First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company.  Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

First Investors Advisory Services, LLC (Delaware). Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons other than FICC and persons controlled by FICC that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

*The organizational chart below is current as of December 17, 2012.

Item 29.                      Indemnification

Article V of the By-Laws of First Investors Life Insurance Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.                      Principal Underwriter

(a)	First Investors Corporation, Underwriter of the Registrant, is also underwriter for:
First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D

(b)
The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 55 Broadway, New York, New York 10006.)

Name and Principal Business Address	Position and Office with First Investors Corporation

Carol Lerner Brown	Assistant Secretary

Pratibha Canaran	Vice President - Finance

Robert J. Grosso	Chief Compliance Officer

Laury Heydon-O’Neil	Vice President - Marketing

George D. Karris	Senior Vice President

William M. Lipkus	Chairman, Chief Financial Officer, Treasurer, Chief Administrative Officer and Director

Frederick Miller	Senior Vice President

Geeta Napoli	Assistant General Counsel

Larry Noyes	President & Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Matthew Smith	Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c)	Not Applicable.

Item 31.                      Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance  Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.                      Management Services

Not applicable.

Item 33.                      Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies.  First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 9 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus and Falcon), on this 22nd day of April, 2013.

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Registrant)

BY: FIRST INVESTORS LIFE INSURANCE COMPANY
   /s/ Depositor               (Depositor)
(On behalf of the Registrant and itself)

By:  /s/ Carol E. Springsteen
    Carol E. Springsteen
    President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President and Director	April 22, 2013
Carol E. Springsteen

/s/ William M. Lipkus	Chairman, Vice President,	April 22, 2013
William M. Lipkus	Chief Financial Officer, Treasurer, Chief Administrative Officer and Director

/s/ Lawrence M. Falcon	Senior Vice President and	April 22, 2013
Lawrence M. Falcon	Comptroller

/s/ William H. Drinkwater	Senior Vice President and	April 22, 2013
William H. Drinkwater	Chief Actuary

/s/ Craig D. Cloyed	Director	April 22, 2013
Craig D. Cloyed*

/s/ Steven Guterman	Director	April 22, 2013
Steven Guterman*

/s/ Martha E. Marcon	Director	April 22, 2013
Martha E. Marcon*

/s/ Loretta McCarthy	Director	April 22, 2013
Loretta McCarthy*

/s/ George S. Mohacsi	Director	April 22, 2013
George S. Mohacsi*

* By: /s/ Carol E. Springsteen	April 22, 2013
Carol E. Springsteen
(Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit
Number                                           Description

(n)	Consents of Independent Certified Public Accountants